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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                  CURENT REPORT


      PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE AT OF 1934



Date of Report (Date of earliest event reported):           July 3, 2001



                              i2 TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


                     DELAWARE                         0-28030                  75-2294945
           (State or other jurisdiction             (Commission             (I.R.S. Employer
                 of incorporation)                 File Number)           Identification No.)

                   ONE i2 PLACE
                  11701 LUNA ROAD
                   DALLAS, TEXAS                                                 75234
               (Address of principal                                           (Zip Code)
                executive offices)
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Registrant's telephone number, including area code:         (469) 357-1000



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ITEM 5. OTHER EVENTS.

     Filed as an exhibit hereto is the registrant's press release dated July 3, 2001 announcing preliminary results for the second quarter ended June 30, 2001.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits

          99.1 Press release dated July 3, 2001 announcing preliminary results for the second quarter ended June 30, 2001.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

     i2 TECHNOLOGIES, INC.

     Dated: July 3, 2001



     By:     /s/ WILLIAM M. BEECHER
         ------------------------------------
                  William M. Beecher
             Executive Vice President and
                Chief Financial Officer




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                                INDEX TO EXHIBITS


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
      EXHIBIT
      NUMBER      DESCRIPTION
      ------      -----------

       99.1 Press release dated July 3, 2001 announcing preliminary results for the second quarter ended June 30, 2001.





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